Revised 3/1/2004
                             Class A Shares Exhibit

                                       To

                               Multiple Class Plan


1.    Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load ("dealer reallowance")and a shareholder service fee. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Class A Shares will bear the following fees and expenses:



Fees and Expenses      Maximum Amount Allocated Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             Up to 5.5% of the public offering price
Contingent Deferred    0.00%
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Class A Shares as described in Section 3 of the Plan

2.    Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:



Conversion Rights: None
Exchange           Class A Shares may be exchanged for Class A Shares of
Privilege:         any other Fund.  Additionally, Class A Shares may be
                   exchanged for Investment Shares of Tax-Free
                   Instruments Trust. Class A Shares may also be exchanged for shares of investment companies that are not subject to this Plan, as provided in the "Proprietary Fund Schedule" attached hereto.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


3.    Exceptions to Basic Arrangements

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)   BASIC SALES LOAD SCHEDULE


   The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                     Sales Load as a
 Purchase Amount       Percentage
                   of Public Offering
                          Price
----------------------------------------
Less than $50,000         5.50%
$50,000 but less          4.50%
than $100,000
$100,000 but less         3.75%
than $250,000
$250,000 but less         2.50%
than $500,000
$500,000 but less         2.00%
than $1 million
$1 million or             0.00%
greater

   (B)FIXED INCOME SALES LOAD SCHEDULE

   The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                     Sales Charge as a
  Purchase Amount        Percentage
                     of Public Offering
                           Price
------------------------------------------
------------------------------------------
Less than $100,000 4.50%
$100,000 but less          3.75%
than $250,000
$250,000 but less          2.50%
than $500,000
$500,000 but less          2.00%
than $1 million
$1 million or              0.00%
greater


   (C)LIMITED TERM SALES LOAD SCHEDULE

   The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                   Sales Charge as a
Purchase Amount       Percentage
                  of Public Offering
                         Price
----------------------------------------
----------------------------------------
Less than $1    1.00%
million
$1 million or            0.00%
greater

   (D) MONEY MARKET LOAD SCHEDULE

   The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:



                   Sales Charge as a
Purchase Amount       Percentage
                  of Public Offering
                         Price
----------------------------------------
----------------------------------------
All purchases   0.00%


   (E)      ULTRASHORT BOND LOAD SCHEDULE

   The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:



                   Sales Charge as a
Purchase Amount       Percentage
                  of Public Offering
                         Price
----------------------------------------
Less than       2.00%
$50,000
$50,000 but     1.75%
less than
$100,000
$100,000 but    1.50%
less than
$250,000
$250,000 +      0.00%



   (F)      "LARGE TICKET" PURCHASES

   Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of (x) the purchase price of the Class A Shares or (y) the redemption price of the Class A Shares. Any contingent deferred sales charge received upon redemption of Class A Shares shall be paid to the principal underwriter in consideration of the advance commission.

   (G)      REDUCING OR ELIMINATING THE SALES LOAD

   Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

|X|   Quantity discounts achieved by combining purchases (i) made by an investor's spouse or children under age 21 with the investor's purchases; or (ii) made at one time by a trustee or fiduciary for a single trust estate or single fiduciary account.

|X|   Concurrent purchases of Class A Shares of two or more Funds (other than money market funds);

|X|   Accumulated purchase discounts achieved by including previous Class A
         Share purchases in calculating the applicable sales charge on any additional Class A Shares purchased,; and

|X|   Letters of intent to purchase a certain amount of Class A Shares within a thirteen month period.

   (H)      waiver of sales load

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load shall be assessed on purchases of Class A Shares made:

o     within 120 days of redeeming shares of an equal or greater amount;

o through a financial intermediary that did not receive a dealer reallowance on the purchase;

o     with reinvested dividends or capital gains;

o by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value;

o by Federated Life Members (Federated shareholders who originally were issued shares through the "Liberty Account", which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account);

o by Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons; and

o     pursuant to the exchange privilege.

(I)   WAIVER OF CONTINGENT DEFFERED SALES CHARGE ON LARGE-TICKET PURCHASES

   Contingent upon notification to the Fund's principal underwriter or transfer agent, the 75 basis point (0.75%) CDSC applicable in connection with the "large-ticket" purchase program described above, will not be imposed on redemptions:

|X|   Following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;

|X|   representing minimum required distributions from an Individual
         Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

|X|   of Shares that were reinvested within 120 days of a previous redemption;

|X|   of Shares held by the by Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

|X|   of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase;

|X|   of Shares purchased with reinvested dividends or capital gains;

|X|   imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and

|X|   of Shares which were purchased pursuant to an exchange privilege if the
         Shares were held for the applicable CDSC holding period.

4. SPECIAL OFFER PROGRAM

   [NOTE: The 30 month CDSC period connected with of this program expired in September of 2002]

   During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated Aggressive Growth Fund, Federated Communications Technology Fund, Federated Large Cap Growth Fund, and Federated International Small Company Fund (the "Special Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program. Class A Shares purchased through this Special Offer were subject to a CDSC of 2.00% on redemptions which occured within 30 months after the purchase, which amount was to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer Funds purchased during the Special Offer Program could be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A Shares of the Special Offer Funds purchased during the Special Offer Program which were exchanged for Class A Shares of other Funds during the 30 month CDSC period incurred the CDSC fee upon redemption. However, no sales load was charged for such an exchange.

                              Schedule of Funds
                           Offering Class A Shares


The Funds set forth on this Schedule each offer Class A Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.


1. CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1 Fee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated American Leaders                                       None
Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Equity Funds         Federated Capital Appreciation    0.25%
                               Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Technology Fund         0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Growth Strategies Fund  None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Kaufmann Fund           0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Kaufmann Small Cap Fund 0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Large Cap Growth Fund   0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Market Opportunity Fund 0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Equity Income Fund,                                    0.50%
Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Income Securities    Federated Capital Income Fund     None
Trust
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Muni and Stock          0.25%
                               Advantage Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated International        Federated International Equity    None
Series, Inc.                   Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Stock and Bond                                         None
Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated World Investment     Federated European Growth Fund    0.25%
Series, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Global Equity Fund      0.25%
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                               Federated Global Value Fund       None

---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International Capital   0.25%
                               Appreciation Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International High      0.25%
                               Income Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International Small     0.25%
                               Company Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International Value     0.25%
                               Fund
---------------------------------------------------------------------------

2.  CLASS A SHARES SUBJECT TO THE FIXED INCOME LOAD SCHEDULE

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1 Fee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Fixed Income         Federated Strategic Income Fund   None
Securities, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Government Income                                      0.25%
Securities, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated High Income Bond                                       None
Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Income Securities    Federated Fund for U.S.           None
Trust                          Government Securities
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated International        Federated International Bond Fund 0.25%
Series, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Investment Series    Federated Bond Fund               0.25%
Funds, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Municipal                                              None
Opportunities Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Municipal                                              None
Securities Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Municipal            Federated California Municipal    0.25%
Securities Income Trust        Income Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated New York Municipal      0.25%
                               Income Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated North Carolina          0.25%
                               Municipal Income Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Pennsylvania Municipal  0.40%
                               Income Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Total Return         Federated Total Return Bond Fund  0.25%
Series, Inc.
---------------------------------------------------------------------------


3.  Class A Shares Subject to the Limited Term Sales Load Schedule


---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1 Fee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Fixed Income         Federated Limited Term Fund       0.50%
Securities, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Limited Term Municipal  0.25%
                               Fund
---------------------------------------------------------------------------

4.    Class A Shares Subject to the Money Market Load Schedule



---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1 Fee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Obligations Trust Liberty U.S. Government Money     None
                               Market Trust
---------------------------------------------------------------------------

5.    Class A Shares Subject to the Ultrashort Bond Load Schedule



---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1 Fee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Fixed Income         Federated Municipal Ultrashort    0.25%
Securities, Inc.               Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Institutional Trust  Federated Government Ultrashort   0.25%
                               Duration Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Total Return         Federated Ultrashort Bond Fund    0.30%
Series, Inc.
---------------------------------------------------------------------------

6.    Class A Shares Not Participating in the Large Ticket Purchase Program



-----------------------------------------------------------------
    Multiple Class Company                  Series
-----------------------------------------------------------------
-----------------------------------------------------------------
Federated Fixed Income         Federated Municipal Ultrashort
Securities, Inc.               Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
Federated Institutional Trust  Federated Government Ultrashort
                               Duration Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
Federated Total Return         Federated Ultrashort Bond Fund
Series, Inc.
-----------------------------------------------------------------

                  proprietary fund schedule - class a shares

Shares issued by investment companies that are not party to this Plan but that are listed on this Proprietary Fund Schedule ("Non-Plan Investment Companies") may be exchanged for Class A Shares of the Funds indicated opposite their names. Such Class A Shares may also be exchanged back into shares of the original Non-Plan Investment Company. In addition, indicated Class A Shares purchased from a dealer party to a Dealer Agreement to sell the indicated Non-Plan Investment Company Shares may be exchanged for Shares of such Non-Plan Investment Company. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges into any class of shares of a Non-Plan Investment Company not shown on this schedule shall be treated in the same manner as a redemption and purchase.

-----------------------------------------------------------------
Multiple Class Series/Company    Non-Plan Investment Companies

-----------------------------------------------------------------
-----------------------------------------------------------------
Federated International        Southtrust Funds (Class A Shares)
Series -
Federated International
Equity Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
Federated Equity Funds -       Southtrust Funds (Class A Shares)
Federated Kaufmann Fund
-----------------------------------------------------------------



                            Class B Shares Exhibit

                                      To

                             Multiple Class Plan


1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class B Shares will consist of sales by financial intermediaries in consideration of the payment of an advance commission paid by the principal underwriter. Financial intermediaries may perform shareholder services and receive a shareholder service fee for their services. In consideration of advancing commissions and the provision of shareholder services, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class B Shares, shareholder service fees and fees under a 12b-1 plan. In connection with this basic arrangement, Class B Shares will bear the following fees and expenses:



Fees and Expenses      Maximum Amount Allocated Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    Up to 5.5% of the share price at the time of
Sales Charge ("CDSC")  purchase or redemption, whichever is lower
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              Up to 75 basis points (0.75%) of the average daily
                       net asset value
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Class B Shares as described in Section 3 of the Plan

2. Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class B Shares have the following conversion rights and exchange privileges at the election of the shareholder:



Conversion Rights: After Class B Shares have been held for eight years from the date of purchase, they will automatically
                   convert into Class A Shares on or about the last day
                   of the following month
Exchange           Class B Shares may be exchanged for Class B Shares of
Privilege:         any other Fund.


In any conversion or exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


3. Exceptions to Basic Arrangements

For purposes of Rules 6c-10 and 22d-1 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in contingent deferred sales charges payable upon redemption are as follows:

   (A)BASIC CDSC SCHEDULE



------------------------------------------
Shares Held Up to:   Have A CDSC Of:
To:
------------------------------------------
------------------------------------------
       1 year               5.50 %
------------------------------------------
------------------------------------------
      2 years               4.75 %
------------------------------------------
------------------------------------------
      3 years               4.00 %
------------------------------------------
------------------------------------------
      4 years               3.00 %
------------------------------------------
------------------------------------------
      5 years               2.00 %
------------------------------------------
------------------------------------------
      6 years               1.00 %
------------------------------------------
------------------------------------------
      7 years               0.00 %
------------------------------------------
------------------------------------------
      8 years        Convert to Class A
                     Shares
------------------------------------------


   (B)WAIVER OF CDSC

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

|X|   following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal
         Revenue Code of 1986;

|X|   representing minimum required distributions from an Individual
         Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

|X|   of Shares that were reinvested within 120 days of a previous redemption;

|X|   of Shares held by the Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

|X|   of Shares originally purchased through a financial intermediary that did not receive an advance commission on the purchase;

|X|   of shares purchased with reinvested dividends or capital gains;

|X|   imposed by the Fund when it closes an account for not meeting minimum balance requirements; and

|X|   of Shares which were purchased pursuant to an exchange privilege if the
         Shares were held for the applicable CDSC holding period.

   (C) SYSTEMATIC WITHDRAWAL PROGRAM

   Contingent upon notification to the principal underwriter or the Fund's transfer agent, no CDSC will be imposed on redemptions that are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program as described in the applicable prospectus and statement of additional information.

                              Schedule of Funds
                           Offering Class B Shares


The Funds set forth on this Schedule each offer Class B Shares on the terms set forth in the Class B Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1 Fee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated American Leaders                                       0.75%
Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Equity Funds         Federated Capital Appreciation    0.75%
                               Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Technology Fund         0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Growth Strategies Fund  0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Kaufmann Fund           0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Kaufmann Small Cap Fund 0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Large Cap Growth Fund   0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Market Opportunity Fund 0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Equity Income Fund,                                    0.75%
Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Fixed Income         Federated Strategic Income Fund   0.75%
Securities, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Government Income                                      0.75%
Securities, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated High Income Bond                                       0.75%
Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Income Securities    Federated Fund for U.S.           0.75%
Trust                          Government Securities
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Capital Income Fund     0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Muni and Stock          0.75%
                               Advantage Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated International        Federated International Bond Fund 0.75%
Series, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International Equity    0.75%
                               Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Investment Series    Federated Bond Fund               0.75%
Funds, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Municipal                                              0.75%
Opportunities Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Municipal                                              0.75%
Securities Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Municipal            Federated California Municipal    0.75%
Securities Income Trust        Income Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated New York Municipal      0.75%
                               Income Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Pennsylvania Municipal  0.75%
                               Income Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Stock and Bond                                         0.75%
Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Total Return         Federated Total Return Bond Fund  0.75%
Series, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated World Investment     Federated European Growth Fund    0.75%
Series, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Global Equity Fund      0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Global Value Fund       0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International Capital   0.75%
                               Appreciation Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International High      0.75%
                               Income Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International Small     0.75%
                               Company Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International Value     0.75%
                               Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Obligations Trust Liberty U.S. Government Money     0.75%
                               Market Trust
---------------------------------------------------------------------------


                            Class C Shares Exhibit
==============================================================================

                                      To

                             Multiple Class Plan


1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class C Shares will consist of sales by financial intermediaries in consideration of the payment of the 1.0% front-end sales load ("dealer reallowance") and an advance commission of up to 1.0% of the public offering price, paid by the principal underwriter. Financial intermediaries may also provide shareholder services and may receive shareholder services fees therefor. Additionally, the principal underwriter and financial intermediaries may receive distribution and/or administrative service fees under the 12b-1 Plan. In cases where the principal underwriter has advanced a commission to the financial intermediary, such 12b-1 fees will be paid to the financial intermediary beginning in the thirteenth month after purchase. In consideration of advancing commissions, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class C Shares and payments made under the 12b-1 Plan for twelve months following the purchase. In connection with this basic arrangement, Class C Shares will bear the following fees and expenses:



Fees and Expenses      Maximum Amount Allocated Class C Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             1.0% of the public offering price
Contingent Deferred    1.0% of the share price at the time of purchase or
Sales Charge ("CDSC")  redemption, whichever is lower if redeemed within twelve months following purchase
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Class C Shares as described in Section 3 of the Plan

2. Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class C Shares have the following conversion rights and exchange privileges at the election of the shareholder:



Conversion Rights: None
Exchange           Class C Shares may be exchanged for Class C Shares of
Privileges:        any other Fund.  Additionally, no CDSC fee will be
                   imposed on exchanges between Class C Shares and either
                   Investment Shares of Federated Tax-Free Instruments
                   Trust or Class A Shares of Liberty U.S. Government
                   Money Market Trust, provided that the CDSC fee will be imposed on any redemption of such Shares or exchange of such Shares into any other Class.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


3. Exceptions to Basic Arrangements

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges are as follows:

   (A)      waiver of sales load

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load shall be assessed on purchases of Class C Shares made:

o     within 120 days of redeeming shares of an equal or greater amount;

o through a financial intermediary that did not receive a dealer reallowance on the purchase;

o by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value;

o     with reinvested dividends or capital gains;

o by Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons and by trusts, pension or profit-sharing plans for the above persons; and

o     pursuant to the exchange privilege.


   (B)       WAIVER OF CDSC

   Contingent upon notification of the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

o following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m) (7) of the Internal Revenue Code of 1986;

o representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

o     of Shares that were reinvested within 120 days of a previous redemption;

o of Shares held by Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

o of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase;

o     of Shares purchased with reinvested dividends or capital gains;

o imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and

o of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.


                              Schedule of Funds
                           Offering Class C Shares


The Funds set forth on this Schedule each offer Class C Shares on the terms set forth in the Class C Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1 Fee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated American Leaders                                       0.75%
Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Equity Funds         Federated Capital Appreciation    0.75%
                               Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Technology Fund         0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Growth Strategies Fund  0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Kaufmann Fund           0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Kaufmann Small Cap Fund 0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Large Cap Growth Fund   0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Market Opportunity Fund 0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Equity Income Fund,                                    0.75%
Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Fixed Income         Federated Strategic Income Fund   0.75%
Securities, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Government Income                                      0.75%
Securities, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated High Income Bond                                       0.75%
Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Income Securities    Federated Fund for U.S.           0.75%
Trust                          Government Securities
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Capital Income Fund     0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Muni and Stock          0.75%
                               Advantage Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Index Trust          Federated Max-Cap Index Fund      0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Mini-Cap Index Fund     0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated International        Federated International Bond Fund 0.75%
Series, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International Equity    0.75%
                               Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Investment Series    Federated Bond Fund               0.75%
Funds, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Municipal                                              0.75%
Opportunities Fund, Inc.
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Federated Municipal                                              0.75%
Securities Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Stock and Bond                                         0.75%
Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Total Return         Federated Total Return Bond Fund  0.75%
Series, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated World Investment     Federated European Growth Fund    0.75%
Series, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Global Equity Fund      0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Global Value Fund       0.75%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International Capital   0.75%
                               Appreciation Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International High      0.75%
                               Income Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International Small     0.75%
                               Company Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated International Value     0.75%
                               Fund
---------------------------------------------------------------------------



Class F Shares*                    Exhibit

                                      To

                             Multiple Class Plan


1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class F Shares will consist of sales by financial intermediaries in consideration of the payment of the sales load ("dealer reallowance"). Financial intermediaries may also provide shareholder services and may receive shareholder service fees therefor. Additionally, the principal underwriter may pay up to 100 basis points (1.00%) of the public offering price to financial intermediaries as an advance commission on sales. In consideration of advancing this payment, the principal underwriter will receive any contingent deferred sales charges paid upon redemption of Class F Shares and distribution service fees under the 12b-1 Plan on an ongoing basis. In connection with this basic arrangement Class F Shares will bear the following fees and expenses:



Fees and Expenses      Maximum Amount Allocated Class F Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             Up to 100 basis points (1.00%) of the public
                       offering price
Contingent Deferred    Up to 100 basis points (1.00%) of the share price
Sales Charge ("CDSC")  at the time of original purchase or redemption, whichever is lower
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Class F Shares as described in Section 3 of the Plan

2. Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class F Shares have the following conversion rights and exchange privileges at the election of the shareholder:



Conversion Rights: None
Exchange           Class F Shares may be exchanged for Class F Shares of
Privileges:        any other Fund.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated as a redemption and purchase.


3. Exceptions to Basic Arrangements

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges are as follows:

   (A)BASIC SALES LOAD SCHEDULE *



   -----------------------------------------------------------------------
                           Sales Charge as         Sales Charge as a
   Purchase Amount:        Percentage of Offering  Percentage of NAV
                           Price
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Less than $1 million    1.00%                   1.01%
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   $1 million or greater   0.00%                   0.00%
   -----------------------------------------------------------------------


   * Applies to all Funds indicated on the attached Schedule, except Federated Limited Term Municipal Fund, which has no initial sales load.

   (B)CDSC SCHEDULE

   Unless otherwise indicated below, the Schedule of Contingent Deferred Sales Charges for each Fund is as follows:



---------------------------------------------------------------------------
                                               Contingent Deferred Sales
Purchase Amount:                 Shares Held:  Charge:
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Under $2 million                 4 years or    1.00%
                                 less
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$2 million but less than $5      2 years or    0.50%
million                          less
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$ 5 million or greater           1 year or     0.25%
                                 less
---------------------------------------------------------------------------

   (C)      REDUCING OR ELIMINATING THE SALES LOAD

   Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

|X|   Quantity discounts achieved by combining purchases (i) made by an investor's spouse or children under age 21 with the investor's purchases; or (ii) made at one time by a trustee or fiduciary for a single trust estate or single fiduciary account.

|X|   Concurrent purchases of Class F Shares of two or more Funds;

|X|   Accumulated purchase discounts achieved by including previous Class F
         Share purchases in calculating the applicable sales charge on any additional Class F Shares purchased; and

|X|   Letters of intent to purchase a certain amount of Class F Shares within a thirteen month period.

    (D)     WAIVER OF SALES LOAD

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load will be assessed on purchases of Class F Shares made:

o     within 120 days of redeeming Shares of an equal or greater amount;

o through a financial intermediary that did not receive a dealer reallowance on the purchase;

o by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value;

o     with reinvested dividends or capital gains;

o by Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons; and

o     pursuant to the exchange privilege.

   (E)      WAIVER OF CDSC

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:


o (Class F Shares of Federated Capital Income Fund Only) as a shareholder who owned Shares on September 30, 1989;

o following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m) (7) of the Internal Revenue Code of 1986;

o representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

o of Shares purchased within 120 days of a previous redemption of an equal or lesser amount;

o of Shares held by Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

o of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase ;

o     of Shares purchased with reinvested dividends or capital gains;

o imposed by the Fund when it closes an account for not meeting the minimum balance requirements;

o of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period; and

o representing a total or partial distribution from a qualified plan, which would not include account transfers, rollovers, or redemptions for the purpose of reinvestment. For these purposes, qualified plans would not include an Individual Retirement Account, Keogh Plan or custodial account following retirement.

                              Schedule of Funds
                           Offering Class F Shares


The Funds set forth on this Schedule each offer Class F Shares on the terms set forth in the Class F Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS F SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1 Fee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated American Leaders                                       None
Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Equity Income Fund,                                    0.25%
Inc
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Fixed Income         Federated Limited Term Fund       0.15%
Securities, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Limited Term Municipal  0.15%
                               Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Strategic Income Fund   0.50%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Government Income                                      None
Securities, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Income Securities    Federated Capital Income Fund     0.25%
Trust
---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Investment Series    Federated Bond Fund               None
Funds, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Municipal                                              0.25%
Opportunities Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Municipal            Federated Ohio Municipal Income   0.40%
Securities Income Trust        Fund
---------------------------------------------------------------------------



                            CasH II Shares Exhibit

                                      To

                             Multiple Class Plan


1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Cash II Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a 12b-1 Plan and financial intermediaries may also receive shareholder services fees for services provided. In connection with this basic arrangement, Cash II Shares will bear the following fees and expenses:



Fees and Expenses      Maximum Amount Allocated Cash II Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Cash II Shares as described in Section 3 of the Plan

2. Conversion and Exchange Privileges

For purposes of Rule 18f-3, Cash II Shares have the following conversion rights and exchange privileges at the election of the shareholder:



Conversion Rights: None
Exchange           Cash II Shares may be exchanged for Cash II Shares of
Privilege:         any other Fund.  Additionally, Cash II Shares issued
                   in exchange for Class A Shares or Class F Shares may be exchanged back into Class A Shares or Class F
                   Shares, respectively.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                              Schedule of Funds
                           Offering Cash II Shares


The Funds set forth on this Schedule each offer Cash II Shares on the terms set forth in the Cash II Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.



---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1 Fee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Obligations Trust Automated Cash Management Trust   0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Florida Municipal Cash Trust      0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               New York Municipal Cash Trust     0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Ohio Municipal Cash Trust         0.30%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               California Municipal Cash Trust   0.20%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Michigan Municipal Cash Trust     0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Cash Trust Series              Municipal Cash Series             0.20%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Treasury Cash Series              0.20%
---------------------------------------------------------------------------



                          Cash series Shares Exhibit

                                      To

                             Multiple Class Plan


1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Cash Series Shares will consist of sales and shareholder servicing by financial intermediaries The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a 12b-1 Plan and financial intermediaries may receive a shareholder service fee for services provided. In connection with this basic arrangement, Cash Series Shares will bear the following fees and expenses:



Fees and Expenses      Maximum Amount Allocated Cash Series Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Cash Series Shares as described in Section 3 of the Plan

2. Conversion and Exchange Privileges

For purposes of Rule 18f-3, Cash Series Shares have the following conversion rights and exchange privileges at the election of the shareholder:



Conversion Rights: None
Exchange           Cash Series Shares may be exchanged for Cash Series
Privileges:        Shares of any other Fund.  Additionally, Cash Series
                   Shares issued in exchange for Class A Shares or Class
                   F Shares may be exchanged back into Class A Shares or Class F Shares, respectively.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



                              Schedule of Funds
                         Offering Cash Series Shares


The Funds set forth on this Schedule each offer Cash Series Shares on the terms set forth in the Cash Series Shares Exhibit to Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.


---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1 Fee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Obligations Trust Minnesota Municipal Cash Trust    0.50%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Pennsylvania Municipal Cash Trust 0.40%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Cash Trust Series              Municipal Cash Series             0.35%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Treasury Cash Series              0.35%
---------------------------------------------------------------------------



galaxy-bkb*                           Shares Exhibit

                                      To

                             Multiple Class Plan


1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Galaxy-BKB Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive a shareholder service fee for services provided. In connection with this basic arrangement, Galaxy-BKB Shares will bear the following fees and expenses:



Fees and Expenses      Maximum Amount Allocated Galaxy-BKB Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales  Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              None
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Galaxy-BKB Shares as described in Section 3 of the Plan

2. Conversion and Exchange Privileges

For purposes of Rule 18f-3, Galaxy-BKB Shares have the following conversion rights and exchange privileges at the election of the shareholder:



Conversion Rights: None
Exchange Rights:   Galaxy-BKB Shares may be exchanged for Galaxy-BKB
                   Shares of any of the Galaxy Funds. Additionally, these Shares may be exchanged for Class A Shares of any of the Galaxy Funds that do not offer Galaxy-BKB
                   Shares.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


                              Schedule of Funds
                          Offering Galaxy-BKB Shares


The Funds set forth on this Schedule each offer Galaxy-BKB Shares on the terms set forth in the Galaxy-BKB Shares Exhibit to the Multiple Class Plan.



-----------------------------------------------------------------
    Multiple Class Company                  Series
-----------------------------------------------------------------
-----------------------------------------------------------------
Money Market Obligations Trust Massachusetts Municipal Cash
                               Trust
-----------------------------------------------------------------



                     Institutional Capital Shares Exhibit

                                      To

                             Multiple Class Plan


1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Capital Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional Capital Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Institutional Capital
                       Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              None
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Institutional Capital Shares as described in Section 3 of the Plan

2. Conversion and Exchange Privileges

For purposes of Rule 18f-3, Institutional Capital Shares have the following conversion rights and exchange privileges at the election of the shareholder:



Conversion Rights: None
Exchange           Institutional Capital Shares may be exchanged for
Privileges:        Institutional Capital Shares of any other Fund.
                   Additionally, Institutional Capital Shares issued in exchange for Class A Shares or Class F Shares may be exchanged back into Class A Shares or Class F Shares, respectively.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


                              Schedule of Funds
                    Offering Institutional Capital Shares


The Funds set forth on this Schedule each offer Institutional Capital Shares on the terms set forth in the Institutional Capital Shares Exhibit to the Multiple Class Plan.



-----------------------------------------------------------------
    Multiple Class Company                  Series
-----------------------------------------------------------------
-----------------------------------------------------------------
Money Market Obligations Trust Municipal Obligations Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
                               Prime Cash Obligations Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
                               Prime Value Obligations Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
                               Treasury Obligations Fund
-----------------------------------------------------------------



                          investment Shares Exhibit

                                      To

                             Multiple Class Plan


1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Investment Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Investment Shares will bear the following fees and expenses:



Fees and Expenses      Maximum Amount Allocated Investment Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              None
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Investment Shares as described in Section 3 of the Plan

2. Conversion and Exchange Privileges

For purposes of Rule 18f-3, Investment Shares have the following conversion rights and exchange privileges at the election of the shareholder:



Conversion Rights: None
Exchange Rights:   Investment Shares may be exchanged for Investment
                   Shares of any other Fund.  Additionally, Investment
                   Shares issued in exchange for Class A Shares or Class
                   F Shares may be exchanged back into Class A Shares or Class F Shares, respectively. Investment Shares may also be exchanged for shares of Investment Companies that are not subject to this Plan, as provided in the "Proprietary Fund Schedule" attached hereto.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


                              Schedule of Funds
                          Offering Investment Shares


The Funds set forth on this Schedule each offer Investment Shares on the terms set forth in the Investment Shares Exhibit to the Multiple Class Plan.



-----------------------------------------------------------------
    Multiple Class Company                  Series
-----------------------------------------------------------------
-----------------------------------------------------------------
Edward Jones Money Market Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
Money Market Obligations Trust Tax-Free Instruments Trust
-----------------------------------------------------------------

                proprietary fund schedule - investment shares


Shares issued by investment companies that are not party to this Plan but that are listed on this Proprietary Fund Schedule ("Non-Plan Investment Companies") may be exchanged for Investment Shares of the Funds indicated opposite their names. Such Investment Shares may also be exchanged back into shares of the original Non-Plan Investment Company. In addition, indicated Investment Shares purchased from a dealer party to a Dealer Agreement to sell the indicated Non-Plan Investment Company Shares may be exchanged for Shares of such Non-Plan Investment Company. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges into any class of shares of a Non-Plan Investment Company not shown on this schedule shall be treated in the same manner as a redemption and purchase.

-----------------------------------------------------------------
Multiple Class Series/Company    Non-Plan Investment Companies
-----------------------------------------------------------------
-----------------------------------------------------------------
Money Market Obligations       Southtrust Funds (Class A Shares)
Trust -
Tax-Free Instruments Trust
-----------------------------------------------------------------



                         Institutional Shares Exhibit

                                      To

                             Multiple Class Plan


1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Shares will consist of sales and shareholder servicing by financial intermediaries.The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Institutional Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Institutional Shares as described in Section 3 of the Plan

2. Conversion and Exchange Privileges

For purposes of Rule 18f-3, Institutional Shares have the following conversion rights and exchange privileges at the election of the shareholder:



Conversion Rights: None
Exchange           Institutional Shares may be exchanged for
Privilege:         Institutional Shares of any other Fund.  Additionally,
                   Institutional Shares issued in exchange for Class A
                   Shares or Class F Shares may be exchanged back into Class A Shares or Class F Shares, respectively.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


                              Schedule of Funds
                        Offering institutional Shares


The Funds set forth on this Schedule each offer Institutional Shares on the terms set forth in the Institutional Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.



---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1 Fee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Adjustable Rate                                        None
Securities Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Fixed Income         Federated Municipal Ultrashort    None
Securities, Inc.               Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated GNMA Trust                                             None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Income Securities    Federated Intermediate Income     None
Trust                          Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Short-Term Income Fund  None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Mortgage Income Fund Federated Mortgage Income Fund    None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Index Trust          Federated Max-Cap Fund            None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Mini-Cap Fund           None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Institutional Trust  Federated Government Ultrashort   None
                               Duration Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Limited Duration                                       None
Government Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Managed Allocation   Federated Growth Allocation Fund  None
Portfolios
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Moderate Allocation     None
                               Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Conservative            None
                               Allocation Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Short-Term                                             None
Municipal Trust
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Total Return                                           None
Government Bond Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Total Return         Federated Limited Duration Fund   None
Series, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Mortgage Fund           None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Total Return Bond Fund  None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Ultrashort Bond Fund    None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated U.S. Government                                        None
Securities Fund:  1-3 Years
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated U.S. Government                                        None
Securities Fund:  2-5 Years
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Intermediate Municipal Trust   Federated Intermediate Municipal  None
                               Trust
---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Obligations Trust California Municipal Cash Trust   None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Florida Municipal Cash Trust      0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Government Obligations Fund       None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Government Obligations            None
                               Tax-Managed Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Michigan Municipal Cash Trust     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Minnesota Municipal Cash Trust    None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Municipal Obligations Fund        None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               New Jersey Municipal Cash Trust   None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Ohio Municipal Cash Trust         None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Pennsylvania Municipal Cash Trust None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Prime Cash Obligations Fund       None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Prime Management Obligations Fund None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Prime Obligations Fund            None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Obligations       Prime Value Obligations Fund      None
Trust (continued)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Tax-Free Obligations Fund         None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Treasury Obligations Fund         None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               U.S. Treasury Cash Reserves       None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Virginia Municipal Cash Trust     None
---------------------------------------------------------------------------



                     Institutional Service Shares Exhibit

                                      To

                             Multiple Class Plan


1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Service Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional Service Shares will bear the following fees and expenses:



Fees and Expenses      Maximum Amount Allocated Institutional Service
                       Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Institutional Service Shares as described in Section 3 of the Plan

2. Conversion and Exchange Privileges

For purposes of Rule 18f-3, Institutional Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:



Conversion Rights: None
Exchange           Institutional Service Shares may be exchanged for
Privileges:        Institutional Service Shares of any other Fund.
                   Additionally, Institutional Service Shares issued in exchange for Class A Shares or Class F Shares may be exchanged back into Class A Shares or Class F Shares, respectively. Institutional Service Shares may also be exchanged for shares of Investment Companies that are not subject to this Plan, as provided in the "Proprietary Fund Schedule" attached hereto.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


                              Schedule of Funds
                    Offering institutional Service Shares


The Funds set forth on this Schedule each offer Institutional Service Shares on the terms set forth in the Institutional Service Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.



---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1 Fee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Adjustable Rate                                        0.25%
Securities Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated GNMA Trust                                             0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Income Securities    Federated Intermediate Income     0.25%
Trust                          Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Short-Term Income Fund  0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Mortgage Income Fund Federated Mortgage Income Fund    0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Index Trust          Federated Max-Cap Fund            0.30%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Institutional Trust  Federated Government Ultrashort   0.25%
                               Duration Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Limited Duration                                       0.25%
Government Fund, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Short-Term                                             0.25%
Municipal Trust
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Total Return                                           0.25%
Government Bond Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Total Return         Federated Limited Duration Fund   0.25%
Series, Inc.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Mortgage Fund           0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Total Return Bond Fund  0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Ultrashort Bond Fund    0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated U.S. Government                                        0.25%
Securities Fund:  1-3 Years
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated U.S. Government                                        0.25%
Securities Fund:  2-5 Years
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Obligations Trust Arizona Municipal Cash Trust      None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               California Municipal Cash Trust   None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Connecticut Municipal Cash Trust  None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Government Obligations Fund       None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Government Obligations            None
                               Tax-Managed Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Massachusetts Municipal Cash      None
                               Trust
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Michigan Municipal Cash Trust     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Municipal Obligations Fund        None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               New Jersey Municipal Cash Trust   0.10%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               New York Municipal Cash Trust     0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Ohio Municipal Cash Trust         None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Pennsylvania Municipal Cash Trust None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Prime Cash Obligations Fund       None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Prime Obligations Fund            None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Prime Value Obligations Fund      None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Tax-Free Instruments Trust        None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Tax-Free Obligations Fund         None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Treasury Obligations Fund         None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               U.S. Treasury Cash Reserves       0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Virginia Municipal Cash Trust     None
---------------------------------------------------------------------------


                         Proprietary fund schedule -
                         institutional service shares


Shares issued by investment companies that are not party to this Plan but that are listed on this Proprietary Fund Schedule ("Non-Plan Investment Companies") may be exchanged for Institutional Service Shares of the Funds indicated opposite their names. Such Institutional Service Shares may also be exchanged back into shares of the original Non-Plan Investment Company.
In addition, indicated Institutional Service Shares purchased from a dealer party to a Dealer Agreement to sell the indicated Non-Plan Investment Company Shares may be exchanged for Shares of such Non-Plan Investment Company. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges into any class of shares of a Non-Plan Investment Company not shown on this schedule shall be treated in the same manner as a redemption and purchase.

---------------------------------------------------------------------------
          Multiple Class Series/Company             Non-Plan Investment
                                                         Companies
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Index Trust Series -
Federated Max-Cap Index Fund                      Marshall Funds

---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Obligations Trust -                  WesMark Funds
Automated Cash Management Trust
---------------------------------------------------------------------------



                            Class k Shares Exhibit

                                      To

                             Multiple Class Plan


1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class K Shares will consist of:

(i) Excepting Federated Kaufmann Fund, sales by financial intermediaries to retirement plans, with shareholder services provided by the retirement plan recordkeepers; and

(ii) with respect to the Federated Kaufmann Fund, (a) sales by financial intermediaries to retirement plans; (b) the issuance of Class K Shares as provided in the Plan of Reorganization between the Federated-Kaufmann Fund and the Kaufmann Fund; (c) additional investments by former Kaufmann Fund shareholders and related persons; and (d) shareholder services provided by financial intermediaries..

Financial intermediaries and the principal underwriter may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan, in addition, financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Class K Shares will bear the following fees and expenses:



Fees and Expenses      Maximum Amount Allocated Class K Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Redemption Fee         As set forth in the attached Schedule.
Shareholder Service    As set forth in the attached Schedule
Fee
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Class K Shares as described in Section 3 of the Multiple Class Plan

2. Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class K Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:  None
Exchange Privilege: With respect to the Kaufmann Fund, Class K Shares may be exchanged for Class A Shares or Class K Shares of any other Fund. With respect to the other funds, Class K Shares may be exchanged for Class K Shares, including the Kaufmann Fund.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


3. redemption fee

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class K Shares will be applied to fees incurred or amounts expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to Class K Shares redeemed or exchange by employer-sponsored retirement plans.


                              Schedule of Funds
                           Offering class K Shares


The Funds set forth on this Schedule each offer Class K Shares on the terms set forth in the Class K Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.


-----------------------------------------------------------------------------
 Multiple Class Company         Series        12b-1  Shareholder Redemption
                                               Fee    Services       Fee
                                                         Fee
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Federated American                            0.50%     None        None
Leaders Fund, Inc.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Federated Equity Funds   Federated-Kaufmann   0.50%     0.25%       0.20%
                         Fund
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                         Federated Capital    0.50%     None        None
                         Appreciation Fund
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Federated Index Trust    Federated Max-Cap    0.50%     None        None
                         Index Fund
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Federated Stock and                           0.50%     None        None
Bond Fund, Inc.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Total Return Series,     Federated Total      0.50%     None        None
Inc.                     Return Bond Fund
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Federated U.S.                                0.50%     None        None
Government Securities
Fund: 2-5 Years
-----------------------------------------------------------------------------



                            Primary Shares Exhibit

                                      To

                             Multiple Class Plan


1. Separate Arrangement And Expense Allocation

Primary Shares are available exclusively as an investment vehicle for separate accounts of participating life insurance companies offering variable life insurance policies and variable annuity contracts. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Primary Shares will consist of institutional sales to insurance companies for Primary Share inclusion in those variable life and variable annuity product separate accounts. The insurance company distributor, underwriter or affiliated entity may provide shareholder services and receive a shareholder service fee for their services. In connection with this basic arrangement, Primary Shares will bear the following fees and expenses



Fees and Expenses      Maximum Amount Allocated Primary Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              None
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Primary Shares as described in Section 3 of the Plan

2. Conversion and Exchange Privileges

For purposes of Rule 18f-3, Primary Shares have the following conversion rights and exchange privileges at the election of the shareholder:



Conversion Rights: None
Exchange           None
Privilege:



                              Schedule of Funds
                           Offering Primary Shares


The Funds set forth on this Schedule each offer Primary Shares on the terms set forth in the Primary Shares Exhibit to the Multiple Class Plan.



-----------------------------------------------------------------
    Multiple Class Company                  Series
-----------------------------------------------------------------
-----------------------------------------------------------------
Federated Insurance Series     Federated High Income Bond Fund
                               II
-----------------------------------------------------------------
-----------------------------------------------------------------
                               Federated American Leaders Fund
                               II
-----------------------------------------------------------------
-----------------------------------------------------------------
                               Federated Capital Appreciation
                               Fund II
-----------------------------------------------------------------
-----------------------------------------------------------------
                               Federated Quality Bond Fund II
-----------------------------------------------------------------
-----------------------------------------------------------------
                               Federated Kaufmann Fund II
-----------------------------------------------------------------



                          retirement Shares Exhibit

                                      To

                             Multiple Class Plan


1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Retirement Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive a shareholder service fee for services provided. In connection with this basic arrangement, Retirement Shares will bear the following fees and expenses:



Fees and Expenses      Maximum Amount Allocated Retirement Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              None
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Retirement Shares as described in Section 3 of the Plan

2. Conversion and Exchange Privileges



For purposes of Rule 18f-3, Retirement Shares have the following conversion rights and exchange privileges at the election of the shareholder:



Conversion Rights: None
Exchange           Retirement Shares may be exchanged for Retirement
Privilege:         Shares of any other Fund.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


                              Schedule of Funds
                          Offering retirement Shares


The Funds set forth on this Schedule each offer Retirement Shares on the terms set forth in the Retirement Shares Exhibit to the Multiple Class Plan,:


-----------------------------------------------------------------
    Multiple Class Company                  Series
-----------------------------------------------------------------
-----------------------------------------------------------------
Edward Jones Money Market Fund
-----------------------------------------------------------------



                            Select Shares Exhibit

                                      To

                             Multiple Class Plan


1. separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Select Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan. In addition, financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Select Shares will bear the following fees and expenses:



Fees and Expenses      Maximum Amount Allocated Select Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Select Shares as described in Section 3 of the Plan

2. Conversion and Exchange Privileges

For purposes of Rule 18f-3, Select Shares have the following conversion rights and exchange privileges at the election of the shareholder:



Conversion Rights: None
Exchange           Select Shares may be exchanged for Select Shares of
Privilege:         any other Fund.  Additionally, Select Shares issued in
                   exchange for Class A Shares or Class F Shares may be exchanged back into Class A Shares or Class F Shares, respectively.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


                              Schedule of Funds
                            Offering Select Shares


The Funds set forth on this Schedule each offer Select Shares on the terms set forth in the Select Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.



---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1 Fee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Managed Allocation   Federated Growth Allocation Fund  0.75%
Portfolios
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Moderate Allocation     0.75%
                               Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Conservative            0.75%
                               Allocation Fund
---------------------------------------------------------------------------



                            Service Shares Exhibit

                                      To

                             Multiple Class Plan


1. Separate Arrangement And Expense Allocation

Service Shares are available exclusively as an investment vehicle for separate accounts of participating life insurance companies offering variable life insurance policies and variable annuity contracts. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of Service Shares will consist of institutional sales to insurance companies for Service Share inclusion in those variable life insurance and annuity product separate accounts. The insurance company distributor, underwriter or other affiliated entity may provide shareholder services and receive a shareholder service fee for their services and when indicated on the Schedule to this Exhibit, may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement Service Shares will bear the following fees and expenses:



Fees and Expenses      Maximum Amount Allocated Service Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Service Shares as described in Section 3 of the Plan

2. Conversion and Exchange Privileges

For purposes of Rule 18f-3, Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:



Conversion Rights: None
Exchange           None
Privilege:

                              Schedule of Funds
                           Offering Service Shares


The Funds set forth on this Schedule each offer Service Shares on the terms set forth in the Service Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.



---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1 Fee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Insurance Series     Federated High Income Bond Fund   0.25%
                               II
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated American Leaders Fund   0.25%
                               II
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Capital Appreciation    0.25%
                               Fund II
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Quality Bond Fund II    0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Kaufmann Fund II        0.25%
---------------------------------------------------------------------------



                             trust Shares Exhibit

                                      To

                             Multiple Class Plan


1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution arrangement for the Trust Shares will consist of sales by financial intermediaries, who, along with the principal underwriter, may receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Trust Shares will bear the following fees and expenses:



Fees and Expenses      Maximum Amount Allocated Trust Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    None
Fee
12b-1 Fee              Up to 25 basis points (0.25%) of the average daily
                       net asset value
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Trust Shares as described in Section 3 of the Multiple Class Plan

2. Conversion and Exchange Privileges

For purposes of Rule 18f-3, Trust Shares have the following conversion rights and exchange privileges at the election of the shareholder:



Conversion Rights: None
Exchange           Trust Shares may be exchanged for Trust Shares of any
Privilege:         other Fund listed below.

                              Schedule of Funds
                            Offering Trust Shares


The Funds set forth on this Schedule each offer Trust Shares on the terms set forth in the Trust Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.


---------------------------------------------------------------------

    Multiple Class Company              Series           12b-1 Plan
---------------------------------------------------------------------
---------------------------------------------------------------------

Money Market Obligations Trust Treasury Obligations        0.25%
                               Fund
---------------------------------------------------------------------
---------------------------------------------------------------------

Money Market Obligations Trust Government Obligations      0.25%
                               Fund
---------------------------------------------------------------------
---------------------------------------------------------------------

Money Market Obligations Trust Prime Obligations Fund      0.25%
---------------------------------------------------------------------
---------------------------------------------------------------------
Money Market Obligations Trust Tax-Free Obligations        0.25%
                               Fund
---------------------------------------------------------------------



                            Class Y Shares Exhibit

                                      To

                             Multiple Class Plan


1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class Y Shares will consist of sales to institutional purchasers requiring less distribution support activity and less shareholder services, who are also seeking low expense ratios. In connection with this basic arrangement, Class Y Shares will bear the following fees and expenses:



Fees and Expenses      Maximum Amount Allocated Class Y Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    None
Fee
12b-1 Fee              None
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Class Y Shares as described in Section 3 of the Plan

2. Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class Y Shares have the following conversion rights and exchange privileges at the election of the shareholder:



Conversion Rights: None
Exchange           Class Y Shares may be exchanged for Class Y Shares of
Privilege:         any other Fund.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


                              Schedule of Funds
                           Offering class Y Shares


The Funds set forth on this Schedule each offer Class Y Shares on the terms set forth in the Class Y Shares Exhibit to the Multiple Class Plan, in each case as indicated below:


---------------------------------------------------------------
    Multiple Class Company                 Series
---------------------------------------------------------------
---------------------------------------------------------------
Federated Income Securities    Federated Short Term Income
Trust                          Fund
                               (to become effective in July,
                               2004)
---------------------------------------------------------------
---------------------------------------------------------------
Federated Mortgage Income      (to become effective in March,
Fund (formerly Federated       2004)
Income Trust)
---------------------------------------------------------------
---------------------------------------------------------------
Federated U.S. Government
Securities Fund: 1-3 Years
---------------------------------------------------------------
---------------------------------------------------------------
Intermediate Municipal Trust   Federated Intermediate
                               Municipal Trust
---------------------------------------------------------------





--------
                     * Formerly Fortress Class of Shares

               * formerly Boston 1784 Fund Shares and Bay Funds